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web.com

Web.com and Network Solutions – A Winning Combination

August 2011

Safe Harbor Statement

This presentation includes certain "forward-looking statements" including, without limitation, statements regarding the proposed acquisition of Network Solutions and the combined company's forecasted financial results anticipated reach, capabilities and opportunities for the combined company, expected benefits to merchants and other customers, market opportunities, and expected customer base, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. These statements are sometimes identified by words and phrases such as "will," "projected," "continues," "may," "to be," "expected," "anticipated," "enable," "estimated" or words or phrases of similar meaning. As a result of the ultimate outcome of such risks and uncertainties, Web.com's actual results could differ materially from those anticipated in these forward-looking statements. These statements are based on Web.com's current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, whether the proposed acquisition is ultimately consummated, the ability to integrate Web.com and Network Solutions' businesses, disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks related to the successful offering of the combined company's products and services; the risk that the anticipated benefits of the acquisition may not be realized; and other risks that may impact Web.com's and Network Solutions' businesses. Other risk factors are set forth under the caption, "Risk Factors," in Web.com's Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, as filed with the Securities and Exchange Commission, which is available on a website maintained by the Securities and Exchange Commission at www.sec.gov. Web.com and Network Solutions expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

Non-GAAP measures

Some of the measures in this presentation are non-GAAP financial measures within the meaning of the SEC Regulation G. Web.com believes presenting non-GAAP financial measures is useful to investors, because it describes the operating performance of the company, excluding some recurring charges that are included in the most directly comparable measures calculated and presented in accordance with GAAP. Company management uses these non-GAAP measures as important indicators of the Company's past performance and in planning and forecasting performance in future periods. The non-GAAP financial information Web.com presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP. You are encouraged to review the reconciliation of non-GAAP financial measures to GAAP financial measures included in Web.com's filings with the Securities and Exchange Commission, which are available at www.sec.gov as well as in this presentation.

Investment Highlights

- Uniquely focused on SMB market, which is undergoing mass adoption of the Internet
- Large installed subscriber base with significant growth potential
- Unmatched breadth and depth of products and services designed for SMBs
- Strong financial position with enough projected free cash flow to quickly de-lever company
- Demonstrated ability and appetite to grow organically and via acquisition
- Core competency in executing M&A

2Q'11 Financial Highlights

▪ Non-GAAP Revenues	$46.2MM
▪ *2Q guidance was $45-$46 million*	
▪ ARPU	$16.24
▪ *Increased from $15.64 in 1Q'11*	
▪ Adjusted EBITDA	$10.0MM
▪ *Adjusted EBITDA margin of 22%*	
▪ Non-GAAP EPS	$0.26
▪ *2Q guidance was $0.22 - $0.24*	
▪ Non-GAAP Cash Flow from Operations	$6.0MM
▪ Customer Churn	1.7%
▪ *Improved from 1.8% in 1Q'11*	

2Q'11 Business Highlights

- Sold 4,000 custom Facebook profiles
- Introduced our Mobile product
- Increased DRTV advertising, continued to see better than expected cost of acquisition
- Increased resources to "Feet on the Street" - new market opens 3Q
- Continued to see good initial results for DIY web services and domain name marketing tests

The Leading Company Serving the $19 Billion Market for SMB Online Marketing Solutions

Transaction Overview

- Consideration will consist of a combination of cash and stock
  - Network Solutions shareholders will receive 18 million shares and $405 million in cash
  - Approximately $204 million in Network Solutions net debt will be paid off at close
- Estimated Enterprise Value of $824 million(1)
- Web.com has secured a commitment letter from a consortium of banks to fund the cash consideration as well as the refinancing of the two companies' current debt outstanding
  - $800 million in total financing commitments
- Transaction is expected to close in Q4

($ in Millions, except per share data)

Deal Summary	
Cash Consideration	$405
Shares Issued	*18.0*
Current Share Price	*$11.94*[1]
Stock Consideration	$215
Total Equity Consideration	$620
Net Debt	204
Enterprise Value	$824

Financing Summary		EBITDA Multiple[2]
Revolver ($50)	$0	
Term Loan B	600	4.0x
Second Lien Debt	150	1.0x
Total Debt	$750	5.0x
Equity	$215	N/A

[1] Based on stock price as of 8/5/2011
[2] Based on 2011E Pro Forma Adjusted EBITDA, including synergies and add-backs for the changes in deferred revenue and expenses

Overview of Network Solutions

network solutions

- Unique, trusted channel to SMBs
- 2 million loyal customers
- Extremely low churn rate
- Largest registrar focused on SMBs
- Long-tenured customers with multi-year subscriptions
- Complementary and comprehensive solutions for "DIY" customers
- $266 million in 6/30/11 LTM non-GAAP revenue
- $82 million in 6/30/11 LTM Adj. EBITDA

Average monthly customer churn rate



0.9%
0.7%
0.8%
0.8%
0.8%
2006
2007
2008
2009
2010

Customers by tenure and size



4%
4%
4%
6%
81%
2 years
4 years
3 years
1-year
5 years
Customer tenure
14%
3%
6%
13%
7%
41%
Int'l
Unknown
Consumer
100+ employees
10 to 99 employe
5 to 9 employees
1 to 4 employee/SOHO
Customer size

Web.com / Network Solutions Combination

The combined company will leverage its leadership across product, channel and sales to capitalize on the large SMB opportunity

web.com

~3 million Customers

~9 million Domains

$450+ million 2011E Non-GAAP Revenue

$120+ million 2011E Adj. EBITDA (27% margin)

$105+ million 2011E uFCF [1]

network solutions

Targeting SMBs

- Best opportunity to up-sell value added web and eCommerce services is when an SMB registers a domain name
- As an SMB grows, it requires a greater level of value added services (e.g., eCommerce, payments)

Solutions at Every Price Point

- Monthly ARPU up to $200+
- Multi-channel marketing: brand, online and partners
- Multi-channel selling: outbound / inbound telesales, chat and dynamic online storefronts

Attractive Combined Financial Profile

- Accelerating top line growth and improved margins
- Transforms overall scale
- Strong pro forma free cash flow generation
- Projected rapid debt paydown
- Attractive tax characteristics further supports cash flow conversion and projected rapid debt paydown: ~$180 million of NOLs and over $50 million in annual tax deductible goodwill/intangibles amortization

[1] Unlevered Free Cash Flow ("uFCF"): Defined as operating income plus depreciation and amortization, stock based compensation expense and change in deferred revenue and expenses less capex and cash taxes

Acquisition Rationale

1. Mass Adoption by SMBs
2. Combined Company Creates Scale and Market Leadership
3. End-to-End Solution Set Combined with Powerful Brand Lead to Enhance Growth Opportunities
4. Significant Cross-sell Opportunity with Best-in-class Products and Services to Drive Top Line Growth
5. Multiple Sources of Synergies
6. Clear Path to Accelerating EBITDA and FCF Growth

Mass Adoption by SMBs

>6 Million new SMBs created annually means significant opportunity to win new customers at inception[1]

~30 million SMBs[2]

In 2011 SMBs Will Spend >$19.3 Bln on Web Services[3]

Secular Growth Drivers


1
Online Advertising
2
Mobile
3
Local
4
Offline / Online Converged Commerce
5
Proliferation of Platforms (social, mobile)

Market Opportunity

2011 increased SMB spend:

- Website
- Social Media
- E-mail
- Mobile
- SEM

We are just at the beginning of mass adoption by SMBs

[1] Source: The Kauffman Index of Entrepreneurial Activity
[2] Source: U.S. Census Bureau
[3] Of those offered by Web.com; Source: Borrell Associates, March 2011

Combined Company Creates Scale and Market Leadership

Pro Forma Company Overview

	web.com	network solutions		web.com network solutions
Customer Base	926K	2MM		~3MM
Domain Registrations	2+MM	7+MM		9+MM
Employees	1,150	750		1,900
LTM 6/30/11 Non-GAAP Rev.	$182MM	$266MM		$448MM
LTM 6/30/11 Adj. EBITDA	$36MM	$82MM		$118MM
Pro Forma LTM 6/30/11 Adj. EBITDA				*$142MM[1]*
Adj. EBITDA Margin	*20%*	*31%*		*32%*

1 Pro forma for $19 million of first full year Network Solutions / Web.com synergies and $5 million in Register.com / Web.com achieved, yet unrealized synergies

End-to-End Solution Set Combined with Powerful Brand Lead to Enhanced Growth Opportunities

- Unpredictable changes in technology and consumer behavior drive changing SMB needs, putting a premium on experience and agility
- Experience and in-depth understanding of SMBs creates effective edge against potential competitors



web.com
eCommerce
Vertical Specific Lead Generation
Mobile
Logo Design
Shopping Cart
Domain Registration
Email Marketing
Custom Website
Social Networking
DIY Websites
SEM / SEO Basic
SEO Advanced
Increasing Value Added Services = Growing ARPU
Storage
Analytics
Webmail
Lead Generation
Budget-based SEM
Feet on the Street
Brand Identity
Local Search
Online Directory Advertising
DIFM Websites
Merchant Services

Significant cross-sell opportunity with best-in-class services to drive top line growth

Large installed base

~3 million

Customers

~9 million

Domains under management



Consultative high-touch customer service to drive cross-sell

web.com network solutions

Increased customer retention and renewal

Best-in-class value added services

- Domain registration
- DIY websites
- DIFM websites
- Hosting
- Online marketing
- eCommerce
- Merchant services
- Social networking

Multiple Sources of Synergies

Cost Synergies	▪ Estimated $19 million in year-one pre-tax cost savings ▪ $30 million run rate synergies expected to be achieved by the end of 2013
Revenue Synergies	▪ Opportunity to cross-sell Web.com's best-in-class suite of solutions to Network Solutions' 2 million customers ▪ Provides additional products and services from Network Solutions to Web.com's nearly 1 million subscribers ▪ Potential to drive low teens revenue growth over the next 3 to 4 years
Brand / Marketing Synergies	▪ Creates a leading national brand dedicated to the SMB community ▪ Increased marketing spend to drive subscriber acquisition and branding initiative

Clear Path to Accelerating EBITDA and FCF Growth

The Combination Provides the Scale and Synergies to Continue Accelerating Our Growth

($ in Millions)

	Web.com Standalone	Pro Forma Company			
	LTM	LTM	2011	2012	'11 – '12 Growth
Adjusted EBITDA	$36	$118	$120+	$140+	High-teens
Unlevered FCF	$27	$103	$105 - $110	$125 - $130	High-teens to Low-20%


OPEN

web.com

Web.com GAAP to Non-GAAP Reconciliation

GAAP to Non-GAAP Reconciliation		
(in Millions, except for earnings per share and EBITDA margin)		
		2Q11
GAAP Revenue	$	42.2
FMV Adjustment to GAAP Revenue		4.0
Non-GAAP Revenue	$	46.2
GAAP operating loss	$	(0.6)
Depreciation and amortization		4.7
Stock based compensation		1.7
Restructuring charges		0.1
Fair value adjustment to deferred revenue		4.0
Fair value adjustment to prepaid registry fees		0.1
Adjusted EBITDA	$	10.0
Diluted GAAP net loss per share	$	(0.07)
Diluted equity per share		0.01
Amortization of intangibles per share		0.12
Stock based compensation per share		0.05
Amortization of deferred financing fees per share		0.01
Fair value adjustment to deferred revenue per share		0.14
Diluted Non-GAAP net income per share	$	0.26
Cash Flow from Operations	$	5.3
Restructuring charges		0.7
Non-GAAP Cash Flow from Operations	$	6.0

Web.com GAAP to Non-GAAP Reconciliation (cont.)

GAAP Revenue - LTM 6/30/11	$	152
FMV Adjustment to GAAP Revenue		23
Register pre-acquisition 3Q		7
Non-GAAP Revenue - LTM 6/30/11	$	182
GAAP operating loss - LTM 6/30/11	$	(17)
Depreciation and amortization		19
Stock based compensation		6
Restructuring charges		2
Corporate Development		2
Fair value adjustment to deferred revenue		23
Fair value adjustment to prepaid registry fees		0
Register pre-acquisition 3Q		1
Adjusted EBITDA - LTM 6/30/11	$	36
GAAP operating margin - LTM 6/30/11		-11%
Depreciation and amortization		10%
Stock based compensation		3%
Restructuring charges		1%
Corporate development		1%
Fair value adjustment to deferred revenue		16%
Register pre-acquisition 3Q		0%
Adjusted EBITDA margin - LTM 6/30/11		20%
GAAP Operating loss - LTM 6/30/11	$	(17)
Depreciation and amortization		19
Stock based compensation		6
Restructuring charges		2
Corporate development		2
Change in deferred revenue		20
Change in prepaid registry fees		0
Cash taxes		(1)
Capital expenditures		(4)
Unleveraged Free Cash Flow	$	27

Additional information

Additional Information about the Proposed Acquisition can be found at www.web.com in the Investor Relations section.

Web.com plans to file a proxy statement with the Securities and Exchange Commission (the "SEC") relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Web.com to be held for the purpose of voting on the issuance of the shares contemplated by the proposed acquisition. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE ISSUANCE OF THE SHARES CONTEMPLATED BY THE PROPOSED ACQUISITION, SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The proxy statement and other relevant materials, and any other documents filed by Web.com with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, stockholders of Web.com may obtain free copies of the documents filed with the SEC by contacting Web.com's Investor Relations department at (904) 680-6600, or Investor Relations, Web.com Group, Inc., 12808 Gran Bay Parkway West, Jacksonville, Florida 32258. You may also read and copy any reports, statements and other information filed by Web.com with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC's website for further information on its public reference room.

Web.com and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Web.com in favor of the proposed transaction. A list of the names of Web.com's executive officers and directors, and a description of their respective interests in Web.com, are set forth in the proxy statement for Web.com's 2011 Annual Meeting of Stockholders, which was filed with the SEC on March 25, 2011, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

If and to the extent that executive officers or directors of Web.com will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and security holders may obtain additional information regarding the interests of Web.com's executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.

The foregoing discussion of certain terms relating to the proposed acquisition and the commitment letter does not purport to be complete, and is qualified in its entirety by the terms and conditions of the acquisition agreement and commitment letter, which will be filed with Web.com's Quarterly Report on Form 10-Q for the quarter ended September 30, 2011.